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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 29, 2001

Anchor Gaming
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-23124 (Commission File Number)	88-0304253 (IRS Employer Identification No.)

815 Pilot Road, Suite G, Las Vegas, Nevada 89119
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (702) 896-7568

Item 5. Other Events

    On August 29, 2001, Anchor Gaming and International Game Technology issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Text of press release, dated August 29, 2001, of the registrant and International Game Technology.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ANCHOR GAMING
Date: August 30, 2001	By:	/s/ THOMAS J. MATTHEWS Name: Thomas J. Matthews, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Text of press release, dated August 29, 2001, of the registrant and International Game Technology.

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FORM 8-K
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS